                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated April 16, 1998 with respect to the consolidated financial statements and schedule, as restated, included in this Form 10-K/A, into the Company's previously filed Registration Statements (File No. 333-16385 and File No. 333-35937) on Form S-8.

                                                        /s/ ARTHUR ANDERSEN LLP

                                                        ARTHUR ANDERSEN LLP

San Jose, California
April 20, 1998